                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          VERITAS SOFTWARE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     DELAWARE                                                            77-0507675
---------------------------------------------------------       ---------------------------------------------------------
      (State of incorporation or organization)                           (I.R.S. Employer Identification Number)

              1600 PLYMOUTH STREET
             MOUNTAIN VIEW, CALIFORNIA                                                     94043
---------------------------------------------------------       ---------------------------------------------------------
      (Address of principal executive offices)                                           (Zip Code)

If this Form relates to the registration of a class of          If this Form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange Act        of securities pursuant to Section 12(g) of the
and is effective pursuant to General Instruction A. (c),        Exchange Act and is effective pursuant to General
please check the following box. [ ]                             Instruction A. (d), please check the following box. [X]

     Securities to be registered pursuant to Section 12(b) of the Act: NONE.

        Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.001 PAR VALUE
                         ------------------------------
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of New VERITAS Capital Stock" in Registrant's Registration Statement on Form S-4 as filed on April 19, 1999 (File No. 333-76531) and declared effective April 22, 1999, is hereby incorporated by reference in response to this item.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith or incorporated herein by reference:

     Exhibit
      Number                      Exhibit Title or Description
     -------                      ----------------------------
       3.01*         Registrant's Amended and Restated Certificate of
                     Incorporation.

       3.02**        Certificate of Amendment of Registrant's Amended and
                     Restated Certificate of Incorporation.

       3.03***       Registrant's Amended and Restated Bylaws.

       4.01*         Form of Specimen Certificate for Registrant's Common Stock
                     (incorporated by reference to Exhibit 4.01 of VERITAS
                     Software Corporation registration statement on Form S-1
                     (File No. 33-70726) dated October 22, 1993, as amended).

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  * Previously filed
 ** Previously filed as an exhibit but not identified in Item 2
*** Previously filed but identified as Exhibit 3.02 in Item 2




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                                    SIGNATURE


                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 10, 1999                     VERITAS SOFTWARE CORPORATION

                                           By: /s/ Jay A. Jones
                                               ---------------------------------
                                               Jay A. Jones
                                               Senior Vice President


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